Form 10-K, Exhibit 13
period 2005-06-30
ME Portfolio Management SMHL Global Fund No. 7
filed 2005-09-12
CIK 1302582

EXHIBIT 13.1

                             SMHL GLOBAL FUND NO. 7

For Period: 16 September 2004 to 30 June 2005

------------------------------------------------------------------------------------------------------------------------------------
                                Beginning                                                                            Ending
           Original              Period             Principal            Interest                Total               Period
Class      Balance          Invested Amount        Distribution        Distribution          Distribution        Invested Amount
------------------------------------------------------------------------------------------------------------------------------------

A-1   USD 750,000,000.00   USD 750,000,000.00   USD 102,043,052.06    USD 13,534,322.25   USD 115,577,374.31   USD 647,956,947.94
A-2   EUR 500,000,000.00   EUR 500,000,000.00    EUR 68,028,701.37     EUR 8,015,551.69    EUR 76,044,253.06   EUR 431,971,298.63
B      AUD 35,100,000.00    AUD 35,100,000.00                $0.00     AUD 1,555,104.83     AUD 1,555,104.83    AUD 35,100,000.00


     Outstanding
      Principal
      Balance
-------------------


USD 647,956,947.94
EUR 431,971,298.63
 AUD 35,100,000.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Pool        Current Pass
Class              Factor       Through Rates*
-----           -----------     --------------
A-1             0.863942597     3.10000%       * Based on a LIBOR of:   2.96000%
A-2             0.863942597     2.27300%       * Based on a EURIBOR of: 2.13300%
--------------------------------------------------------------------------------

AMOUNTS PER $1,000 UNIT
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Ending
                             Principal               Interest                     Total                        Period
Class                      Distribution            Distribution                Distribution                    Balance
-----                     -------------            ------------               -------------                 -------------

A-1                       136.057440528            18.045763000               154.103203528                 863.942559472
A-2                       136.057440529            16.031103380               152.088543909                 863.942559471
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Quarterly Principal        Scheduled                                            Insurance
Distribution               Principal         Prepayments      Liquidations      Proceeds                    Total
-------------------      -------------      -------------    -------------     -----------              --------------

Class A-1                 7,717,154.34      94,325,926.06             0.00            0.00              102,043,080.40
Per $1000 unit             10.28953911       125.76790141       0.00000000      0.00000000                136.05744053

Class A-2                 5,144,769.56      62,883,950.71             0.00            0.00               68,028,720.26
Per $1000 unit             10.28953911       125.76790141       0.00000000      0.00000000                136.05744053
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Collateral Distributions                Current Period       Since Inception           Current Period        Since Inception
------------------------             --------------------   --------------------   --------------------   --------------------

Beginning Collateral Balance         AUD 1,946,120,086.68   AUD 1,946,120,086.68   USD 1,391,475,861.98   USD 1,391,475,861.98
-Scheduled Principal Payments           AUD 19,663,515.19      AUD 19,663,515.19      USD 14,059,413.36      USD 14,059,413.36
-Unscheduled Principal Payments        AUD 270,902,673.97     AUD 270,902,673.97     USD 193,695,411.89     USD 193,695,411.89
+Principal Redraws                      AUD 30,557,697.19      AUD 30,557,697.19      USD 21,848,753.49      USD 21,848,753.49
-Insurance Proceeds                              AUD 0.00               AUD 0.00               USD 0.00               USD 0.00
-Liquidation Proceeds                            AUD 0.00               AUD 0.00               USD 0.00               USD 0.00
-Realized Losses from Liquidations               AUD 0.00               AUD 0.00               USD 0.00               USD 0.00

Ending Collateral Balance            AUD 1,686,111,594.71   AUD 1,686,111,594.71   USD 1,205,569,790.22   USD 1,205,569,790.22



    Current Period        Since Inception
--------------------   --------------------


EUR 1,128,749,650.27   EUR 1,128,749,650.27
   EUR 11,404,838.81      EUR 11,404,838.81
  EUR 157,123,550.90     EUR 157,123,550.90
   EUR 17,723,464.37      EUR 17,723,464.37
            EUR 0.00               EUR 0.00
            EUR 0.00               EUR 0.00
            EUR 0.00               EUR 0.00

   EUR 977,944,724.93     EUR 977,944,724.93
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Class B Information                                Period           Since Inception        Period            Since Inception
-------------------------------------------    -----------------   -----------------   -----------------   ------------------

Outstanding Principal Balance Class B Notes    AUD 35,100,000.00   AUD 35,100,000.00   USD 25,096,500.00   USD 25,096,500.00
Outstanding Invested Amount of Class B Notes   AUD 35,100,000.00   AUD 35,100,000.00   USD 25,096,500.00   USD 25,096,500.00
Carry Over Class B Charge Offs                              0.00                0.00                0.00                0.00



     Period           Since Inception
 -----------------   -----------------


 EUR 20,358,000.00   EUR 20,358,000.00
 EUR 20,358,000.00   EUR 20,358,000.00
              0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Outstanding Mortgage Information                                   Period             Since Inception             Period
----------------------------------------------------------   --------------------   --------------------   --------------------

Outstanding Principal Balance - Fixed rate housing loans       AUD 275,053,078.69     AUD 268,280,998.11     USD 196,662,951.26
Outstanding Principal Balance -Variable rate housing loans   AUD 1,411,058,516.02   AUD 1,677,839,088.57   USD 1,008,906,838.95

Total Outstanding Principal Balance                          AUD 1,686,111,594.71   AUD 1,946,120,086.68   USD 1,205,569,790.22


--------------------------------------------------------------------
  Since Inception              Period             Since Inception
--------------------    -------------------    ---------------------


  USD 191,820,913.65     EUR 159,530,785.64      EUR 155,602,978.90
USD 1,199,654,948.33     EUR 818,413,939.29      EUR 973,146,671.37

USD 1,391,475,861.98     EUR 977,944,724.93    EUR 1,128,749,650.27
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Quarterly Interest Collections Waterfall                      AUD                   USD                   EUR
---------------------------------------------------   -------------------   -------------------   -------------------

Interest Collections
Gross Interest Income Received from Mortgages          AUD 88,355,857.07     USD 63,174,437.80     EUR 51,246,397.10
Payments from / (to) Fixed / Floating Swap Provider      (AUD 215,192.67)      (USD 153,862.76)       EUR 124,811.75
Payments from / (to) Currency Swap Provider           (AUD 44,207,447.87)   (USD 31,608,325.23)    EUR 25,640,319.76
Interest Income received from Cash holdings             AUD 1,401,377.71      USD 1,001,985.06        EUR 812,799.07
Principal Draws                                                 AUD 0.00              USD 0.00              EUR 0.00
Liquidity Facility Draws                                        AUD 0.00              USD 0.00              EUR 0.00

Net proceeds available for Interest Waterfall          AUD 45,334,594.24     USD 32,414,234.88     EUR 26,294,064.66
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION OF INTEREST COLLECTIONS

Trustee's fee and Expenses                             AUD 10,908,717.35      USD 7,799,732.90      EUR 6,327,056.06
Interest Carryforward paid to A-1                               AUD 0.00              USD 0.00              EUR 0.00
Interest Carryforward paid to A-2                               AUD 0.00              USD 0.00              EUR 0.00
Interest Carryforward paid to A-3                               AUD 0.00              USD 0.00              EUR 0.00
Current Interest due to A-1                            AUD 42,252,591.97     USD 30,210,603.26     EUR 24,506,503.34
Payments from swap provider due to A-1                (AUD 23,323,469.95)   (USD 16,676,281.01)    EUR 13,527,612.57
Current Interest due to A-2                            AUD 34,703,894.63     USD 24,813,284.66     EUR 20,128,258.88
Payments from swap provider due to A-2                (AUD 20,883,977.92)   (USD 14,932,044.21)    EUR 12,112,707.19
Interest Carryforward paid to Class B                           AUD 0.00              USD 0.00              EUR 0.00
Current Interest dut to Class B                         AUD 1,555,104.83      USD 1,111,899.95        EUR 901,960.80
Other                                                           AUD 0.00              USD 0.00              EUR 0.00
Deposit into Cash Collateral Account                            AUD 0.00              USD 0.00              EUR 0.00
Reimbursement of Principal Draws                                AUD 0.00              USD 0.00              EUR 0.00

Total Distributions of Interest Collections            AUD 45,212,860.91     USD 32,327,195.55     EUR 26,223,459.33


Outstanding Deferred Management Fees                      AUD 121,733.33         USD 87,039.33         EUR 70,605.33
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Quarterly Principal Collections Waterfall                                      AUD                  USD                 EUR
---------------------------------------------------------------     -------------------   ------------------    -------------------

Principal Collections
Principal Collections from outstanding mortgage loans                AUD 290,566,189.16   USD 207,754,825.25     EUR 168,528,389.71
Principal Redraws from outstanding mortgage loans                        (30,557,697.19)  (USD 21,848,753.49)     EUR 17,723,464.37
Recoveries from previously charged off mortgage loans                              0.00             USD 0.00               EUR 0.00
Other                                                                              0.00             USD 0.00               EUR 0.00
Less:  Principal Draws for Interest Waterfall                                      0.00             USD 0.00               EUR 0.00
Plus:  Reimbursement of Principal Draws from Interest Waterfall                    0.00             USD 0.00               EUR 0.00


Net proceeds available for Principal Waterfall                       AUD 260,008,491.97   USD 185,906,071.76     EUR 150,804,925.34
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Outstanding Shortfalls and Chargeoffs

                                                         Current     Since       Current  Since        Current   Since
                                                         Period      Inception   Period   Inception    Period    Inception
                                                         -------     ---------   -------  ---------    -------   ---------

Principal Draws for Interest Waterfall                   AUD 0.00     AUD 0.00   USD 0.00  USD 0.00   EUR 0.00   EUR 0.00
Class A-1 Interest Shortfall                                 0.00         0.00       0.00      0.00       0.00       0.00
Accrued Interest on Class A-1 Interest Shortfall             0.00         0.00       0.00      0.00       0.00       0.00
Class A-2 Interest Shortfall                                 0.00         0.00       0.00      0.00       0.00       0.00
Accrued Interest on Class A-2 Interest Shortfall             0.00         0.00       0.00      0.00       0.00       0.00
Class A-3 Interest Shortfall                                 0.00         0.00       0.00      0.00       0.00       0.00
Accrued Interest on Class A-3 Interest Shortfall             0.00         0.00       0.00      0.00       0.00       0.00
Carry Over Class A-1 Charge Offs                             0.00         0.00       0.00      0.00       0.00       0.00
Carry Over Class A-2 Charge Offs                             0.00         0.00       0.00      0.00       0.00       0.00
Carry Over Class A-3 Charge Offs                             0.00         0.00       0.00      0.00       0.00       0.00
Undistributed Principal Collections                          0.00         0.00       0.00      0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Cash Collateral Account                                                   AUD                  USD                   EUR
                                                                   ----------------     -----------------      -----------------

Beginning Cash Collateral Account Balance                          AUD 4,865,300.00      USD 3,478,689.50      EUR 2,821,874.00
+ Interest Earned on Cash Collateral Account                             135,421.21             96,826.17         EUR 78,544.30
+ Deposit from Interest Collections Waterfall                                  0.00                  0.00              EUR 0.00
-Current Period's Cash Collateral Account Draws                          431,984.08                  0.00        EUR 250,550.77
-Current Period's Release to cash collateral provider                    135,421.21             96,826.17         EUR 78,544.30


Ending Cash Collateral Account Balance                             AUD 4,433,315.92      USD 3,478,689.50      EUR 2,571,323.23

------------------------------------------------------------------------------------------------------------------------------------

Required Cash Collateral Account Balance                           AUD 4,215,278.99      USD 3,013,924.48      EUR 2,444,861.81

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Delinquency Information                                       Percentage
                                                 # of Loans     of Pool       Loan Balance     % of Pool
                                                 ----------   ----------      ------------     ----------

31-60 Days                                           23          0.19%       3,498,390.06       0.21%
61-90 Days                                            3          0.02%         384,791.33       0.02%
90+ Days (excluding Loans in Foreclosures)            5          0.04%         695,641.20       0.04%
Loans in Foreclosure                                  0          0.00%            --            0.00%

Total                                                31          0.24%       4,578,822.59       0.27%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Loss Information                                                                     AUD                USD                  EUR
----------------                                                                     ---                ---                  ---

Cumulative Loss since Inception Before Mortgage Insurance                       AUD 0.00           USD 0.00             EUR 0.00
Cumulative Loss since Inception After Mortgage Insurance                            0.00               0.00                 0.00
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Prepayment Information                    Three Month CPR            Life
                                          ---------------           ------
                                              16.97%                16.21%